SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1933

January 28, 2004

Date of Report (date of earliest event reported)

Occam Networks, Inc.

(Exact name of Registrant as specified in its charter)

Delaware		77-0442752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

77 Robin Hill Road

Santa Barbara, California 93117

(Address of principal executive offices)

(805) 692-2900

(Registrant’s telephone number, including area code)

ITEM 7. Exhibits.

(c) Exhibits.

The following exhibit is furnished herewith:

99.1 Press Release, dated January 28, 2004, of Occam Networks, Inc. announcing its financial results for the three- period ended December 31, 2003.

ITEM 12. Results of Operations and Financial Condition

The following information is intended to be furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 28, 2004, Occam Networks, Inc. issued a press release, regarding its financial results for the three-month period ended December 31, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2004

OCCAM NETWORKS, INC.

By:	/s/ Howard Bailey
Howard Bailey
Chief Financial Officer
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title
99.1	Press Release, dated January 28, 2004, of Occam Networks, Inc. announcing its financial results for the three-month period ended December 31, 2003.